SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):                15-Jan-03

CWABS, INC.

(AS DEPOSITOR UNDER THE SALE AND SERVICING AGREEMENT,
DATED AS OF MARCH 4, 2002, PROVIDING FOR THE ISSUANCE OF
REVOLVING HOME EQUITY LOAN ASSET BACKED PASS-THROUGH
CERTIFICATES, SERIES 2002-H)

CWABS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE                  333-97873               95-4596514
(State or Other           (Commission            (I.R.S. Employer
Jurisdiction of           File Number)           Identification
Incorporation)                                   Number)



4500 Park Granada, Calabasas, CA    91302
(Address of Principal               (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:          818-225-3240

Item 5.  Other Events

On 15-Jan-03a scheduled distribution was made from the trust to holders of the certificates. The Trustee has caused to be filed with the commission, the Monthly Report dated
    15-Jan-03The Monthly Report is filed pursuant to and in accordance with (1) numerous no-action letters (2) current
    Commission policy in the area.

A.  Monthly Report Information:
    See Exhibit No.1

B.  Have any deficiencies occurred?   NO.
             Date:
             Amount:

C.  Item 1: Legal Proceedings:      NONE

D.  Item 2: Changes in Securities:  NONE

E.  Item 4: Submission of Matters to a Vote of Certificateholders:  NONE

F.  Item 5: Other Information - Form 10-Q, Part II -
    Items 1,2,4,5 if applicable:  NOT APPLICABLE

Item 7. Monthly Statements and Exhibits

    Exhibit No.

1. Monthly Distribution Report dated                15-Jan-03

COUNTRYWIDE HOME EQUITY LOAN TRUST
REVOLVING ASSET BACKED PASS-THROUGH CERTIFICATES
SERIES 2002-H

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:         15-Jan-03

             Beginning
             Certificate
    Class    Balance(1)             Principal                Interest
    Note     600,000,000.00         13,389,861.46            1,471,531.25

                                                             Ending
                                                             Certificate
    Class    Cusip                  Losses                   Balance
    Note     126671TX4                      0.00             586,610,138.54

          AMOUNTS PER $1,000 UNIT


    Class    Principal              Interest                 Total
    Note       22.31643577             2.45255208              24.76898785


             Ending                                          Current
             Certificate                                     Pass-Through
    Class    Balance                      Losses             Interest Rate
    Note      977.68356423                  0.00                  1.80188%


Investor Certificate Rates based on a LIBOR of:                   1.40188%


Distribution     15-Jan-03

    Distribution Statement
    Sale and Servicing Agreement dated November 27, 2002


(i) Investor Floating Allocation Percentage        100.00000%

(ii)Investor Certificate Distribution Amount     14,861,392.71

(iiiInvestor Certificate Interest                1,471,531.25

(iv)Unpaid Investor Cert Int Shortfall paid             0.00
Per $1000 of Original Investor Cert Prin Bal        0.000000

(v) Remaining Unpaid Investor Cert Int Sfall            0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(vi)Principal Distributed
(viiInvestor Loss Amount paid as principal              0.00
Investor Loss Reduction Amounts paid as prin            0.00
    Accelerated Principal Distribution Amount           0.00
    Scheduled Principal Distribution Amount      13,389,861.46
    Guaranteed Principal Distribution Amount            0.00
    Total Principal Distributed                  13,389,861.46

(viiUnreimbursed Investor Loss Reduction Amnts          0.00
Per $1000 of Original Investor Cert Prin Bal        0.0000000

(ix)Basis Risk Carryforward Distributed                 0.00

(x) Basis Risk Carryforward Remaining                   0.00

(xi)Servicing Fee                                 246,062.98

(xii)
    Invested Amount (before distributions)       600,000,000.00
    Invested Amount (after distributions)        586,610,138.54
Investor Cert Prin Bal (after distributions)     586,610,138.54
    Note Factor                                     0.9776836

(xii Asset Balance of Mortgage Loans             577,161,300.87


(xivCredit Enhancement Draw Amount                      0.00

(xv)Delinquency Information

                            Count      Balance   % of Group Bal
30-59 days                       50 1,942,682.07    0.336593%
60-89 days                        0         0.00    0.000000%
90 or more days                   0         0.00    0.000000%
Total                            50 1,942,682.07    0.336593%

*Note: The above statistics do not include loans in foreclosure proceedings or REO properties.

                          Count     Balance      % of Group Bal
             Bankruptcy            0            0   0.000000%


(xviForeclosure and REO Information


                            Count      Balance   % of Group Bal
    Foreclosure                   0         0.00    0.000000%
       REO                        0         0.00    0.000000%
      Total                       0         0.00    0.000000%


(xviOptional Serv Adv (Cur Collection Period)           0.00
    Optional Servicer Advances (Outstanding)            0.00

(xviInvestor Certificate Rate                        1.80188%

(xixMortgage Loans retransferred to the Transferor
    pursuant to Sect. 2.04 and 2.06
    Count                                                  0
    Principal Balance                                   0.00

(xx)Subordinated Transferor Collections                 0.00

(xxiOvercollateralization Step-Down Amount              0.00

(xxii)
    Available Transferor Subordinated Amount            0.00
    Required Transferor Subordinated Amount              2,952,755.81
    Transferor Interest Collections                     0.00
    Transferor Principal Collections                    0.00


Other information

    Transferor Principal Balance (Beginning)           (9,448,837.67)
    Transferor Principal Balance (Ending)              (9,448,837.67)
    Fixed Allocation Percentage                       100.00%


    Mortgage Loans Payment Summary
    Interest Received                            1,570,969.50
Net Liquidation Proceeds (Allocable to Int)             0.00
Insurance Proceeds (Allocable to Interest)              0.00
Servicer Optional Advance (Allocable to Int)            0.00
Purchase Price Sect. 2.02 (a) (Allocable Int)           0.00
Purchase Price (90+ D Delinq) (Alloc. to Int)           0.00
    Residual Advance                              210,174.16
    Total Interest                               1,781,143.66
    Investor Interest Collections                1,535,080.68
    Begining Balance                             590,551,162.33
    Principal Collections                        36,179,045.67
    Net Liquidation Proceeds (Alloc. to Principal       0.00
    Insurance Proceeds (Alloc. to Principal)            0.00
    Purchase Price Sect. 2.02 (a) (Alloc. to Prin       0.00
    Purchase Price (90+ D Delinq) (Alloc. to Prin       0.00
    Loans Removed by Servicer Sect. 2.06                0.00
    Transfer Deposit Amount per Sect. 2.02 (a)          0.00
    Total Principal                              36,179,045.67

    Additional Balances             22,789,184.21
    Ending Principal Balance        577,161,300.87
    Total Collections               37,714,126.35
    Alternative Principal Payment   13,389,861.46

      Loans Average Daily Balance                585,240,087.91


    Weighted Average Loan Rate                        4.0748%
    Weighted Average Net Loan Rate                    3.4448%
    Maximum Rate                                      3.3976%
    Excess Interest                                     0.00

Loan Modification Summary                          Current
Loans with Senior Lien Balance Modification        71,197.00
Loans with Senior Lien Balance Modification (CLTV  40,256.00
Loans with Credit Limit Modification              256,950.00
Loans with Gross Margin Modification              186,300.00

Loan Modification Summary                         Cumulative % of Initial
Loans with Senior Lien Balance Modification        71,197.00         0.01%
Loans with Senior Lien Balance Modification (CLTV  40,256.00         0.01%
Loans with Credit Limit Modification              256,950.00         0.04%
Loans with Gross Margin Modification              186,300.00         0.03%

    Credit Enhancer Information
Amt due to Credit Enhancer from Prepay Sfall            0.00
    AMBAC Surety Bond in force?                           YES
    Credit Enhancement Draw Amount                      0.00
    Guaranteed Principal Distribution Amount            0.00
    Guaranteed Distribution                      1,471,531.25
    Credit Enhancement Premium                     63,549.43

    Beginning O/C Amount                                0.00
    Ending O/C Amount                                   0.00
    End O/C Amt (% of Orig Pool Balance)              0.0000%
    Has a Cumulative Loss Test Violation Occurred?                      NO
    Liquidation Loss Amount (Current Period)            0.00
    Liquidation Loss Amount (Cumulative)                0.00
    Rolling Six Month Delinquency Rate                  0.00
    Spread Rate                                      1.64291%
    Excess Spread Rate                               1.64291%
    Rolling three month Excess Spread Percentage     1.64291%
    Required Subordinated Percentage                 0.50000%
    Balance used for Required Subordinated AmountInitial Balance
    Initial Subordinated Amount                   -9448837.67
    Can Required Transferor Subordinated Amount be Reduced?             NO
    Has a Rapid Amortization Event occurred?                            NO
    Cause of Rapid Amortization Event.                                  NA
    Has an Event of Servicing Termination occurred?                     NO
    Cause of Event of Servicing Termination.                            NA





    SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          CWABS, INC.

                          By: /s/ Barbara Grosse
                          Name:  Barbara Grosse
                          Title: Vice President
                          Bank One

Date  1/15/03